UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 9, 2023

Date of Report (date of earliest event reported)

Parabellum Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40845	86-2219674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd., Suite 2125

Dallas, TX 75219

(Address of principal executive offices)

(972) 591-8349

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three-quarters of one redeemable warrant	PRBM.U	None
Shares of Class A common stock, $0.0001 par value	PRBM	None
Redeemable warrants, each full warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PRBM.WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed with the Securities and Exchange Commission (“SEC”) on Form 8-K on November 14, 2022, Parabellum Acquisition Corp. (“Parabellum”) entered into a Business Combination Agreement (the “Business Combination Agreement,” and such transaction, the “Business Combination”), dated as of November 13, 2022, with EnOcean GmbH (“EnOcean”), EnOcean Holdings, B.V. (“Holdco”), and Artemis Merger Sub, Inc., a wholly-owned subsidiary of Parabellum (“Merger Sub”). The surviving company upon the closing of the Business Combination Agreement (the “Closing”) will be named EnOcean Holdings, N.V. (“EnOcean Holdings”).

On March 9, 2023, Parabellum, EnOcean, Holdco and Merger Sub amended the following sections of the Business Combination Agreement, effective as of the date thereof:

Section 9.01(i) of the Business Combination Agreement is hereby amended and restated as follows:

“Minimum Proceeds. The aggregate cash proceeds received by Parabellum or any of its affiliates from the Trust Account in connection with the Transactions (after for the avoidance of doubt, giving effect to the Parabellum Share Redemption) and the transactions contemplated in the PIPE Subscription Agreements shall be equal to or greater $25,000,000.”

Section 10.01(j) of the Business Combination Agreement is hereby amended and restated as follows:

“by either the Company or Parabellum after April 29, 2023, if (x) on or prior to April 22, 2023, Parabellum fails to deliver PIPE Subscription Agreements and non-redemption agreements which provide for aggregate funds of at least $25,000,000, which shall be available to Holdco in immediately available funds immediately prior to the Closing or (y) the Company Shareholders who are parties to the Voting and Shareholder Support Agreement have not, on or prior to April 29, 2023, reaffirmed their obligations pursuant to the Voting and Shareholder Support Agreement after delivery by Parabellum of PIPE Subscription Agreements and non-redemption agreements which provide for aggregate funds of at least $25,000,000.”

Item 8.01 Other Events

On March 15, 2023, Parabellum issued a press release announcing that it has received indications of interest for approximately $14 million of a targeted financing in connection with the transactions contemplated by the Business Combination Agreement, pursuant to which the proposed investors would purchase ordinary shares of EnOcean Holdings. A form term sheet for such financing is attached to the press release.

A copy of the press release is furnished hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Holdco intends to file with the SEC a registration statement on Form F-4 (“F-4 Registration Statement”), which will include a preliminary proxy statement to be distributed to holders of Parabellum’s common stock in connection with Parabellum’s solicitation of proxies for the vote by Parabellum’s stockholders with respect to the Business Combination and other matters as described in the F-4 Registration Statement and a prospectus relating to the offer of the securities to be issued to Parabellum’s stockholders in connection with the Business Combination. After the F-4 Registration Statement has been filed and declared effective, Parabellum will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Parabellum, EnOcean and the Business Combination.

Stockholders of Parabellum may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Parabellum Acquisition Corp., 3811 Turtle Creek Blvd., Suite 2125, Dallas, Texas, or by telephone at (972) 591-8349.

Participants in the Solicitation

EnOcean and Parabellum and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Parabellum’s stockholders in respect of the proposed Business Combination and related transactions. Information regarding Parabellum’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on September 29, 2021 and the Annual Report on Form 10-K filed with the SEC on April 15, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combinations and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements:

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed business combination and other transactions described herein and the expected timing of completion thereof, Parabellum, and Parabellum’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies thereto and the future business plans of EnOcean and Parabellum. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on Parabellum’s current expectations and beliefs of the management of Parabellum and/or EnOcean in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on EnOcean and Parabellum as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting EnOcean or Parabellum will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the F-4 Registration Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Parabellum is not obtained; the ability of Holdco to meet listing standards of the NYSE or any other national stock exchange; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to EnOcean; risks related to the rollout of EnOcean’s business and the timing of expected business milestones; the effects of competition on EnOcean’s business; the amount of redemption requests made by Parabellum’s stockholders; the ability of Parabellum or EnOcean to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; whether EnOcean will have sufficient capital upon the approval of the transactions to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of Parabellum’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Parabellum’s filings with the SEC, and in Parabellum’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report are made as of the date hereof, based on information available to Parabellum and/or EnOcean as of the date hereof, and Parabellum and/or EnOcean assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated March 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	PARABELLUM ACQUISITION CORP.

	By:	/s/ Narbeh Derhacobian
	Name:	Narbeh Derhacobian
	Title:	Chief Executive Officer and Chairman